UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2017

INDIA GLOBALIZATION CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-32830	20-2760393
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4336 Montgomery Ave., Bethesda, Maryland   20814
(Address of principal executive offices)         (Zip Code)

(301) 983-0998
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events.

India Globalization Capital, Inc. (“the Company”) (NYSE MKT: IGC), has engaged the expertise of NetworkNewsWire ("NNW") to build the Company’s market visibility and brand awareness by leveraging NNW’s investor-based distribution network key syndication outlets, various newsletters, social media channels, blogs, and other outreach tools.

A copy of the press release issued by NetworkNewsWire on April 25, 2017, regarding this engagement is filed as Exhibit 99.1 to this Form 8-K. and is incorporated by reference into this Item 8.01 in its entirety.

Item 9.01        Financial Statements and Exhibits.

(d)                     Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this current report.

Exhibit
Number                 Exhibit Description

99.1                         Press release issued by NetworkNewsWire on April 25, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

India Globalization Capital, Inc.

Date: April 25, 2017	By:	/s/ John Cherin
John Cherin
Chief Financial Officer, Treasurer, and Principal Accounting Officer

Exhibit Index

99.1	Press Release dated April 25, 2017.